Exhibit 99.1

                                                           FINAL TRANSCRIPT


CORPORATE PARTICIPANTS

 DARAGH PORTER
 Ashland, Inc. - VP, Finance, Treasurer

 MARVIN QUIN
 Ashland, Inc. - CFO, SVP

 JIM O'BRIEN
 Ashland, Inc. - CEO


CONFERENCE CALL PARTICIPANTS

 MIKE JUDD
 Greenwich Consultants - Analyst

 MICHAEL SISON
 Keybanc Capital - Analyst

 STEVEN SCHUMAN
 Prudential - Analyst

 JOHN ROBERTS
 Buckingham Research - Analyst

 LAURENCE ALEXANDER
 Jefferies & Co - Analyst

 JOHN MCNULTY
 CSFB - Analyst

 GABE MARSHANK
 CR Intrinsic Investors - Analyst

 DENNIS DELAFIELD
 Delafield Asset Mgmt - Analyst


PRESENTATION


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OPERATOR

Good day ladies and gentlemen, welcome to the Ashland Paving conference call. At this time all participants are in a listen-only mode. We will be facilitating a question-and-answer session towards the end of this conference. (OPERATOR INSTRUCTIONS) As a reminder, this conference is being recorded for replay purposes. I would now like to turn the presentation over to your host for today, Daragh Porter, Vice President of Treasury and Finance. Please proceed.

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DARAGH PORTER  - Ashland, Inc. - VP, Finance, Treasurer

Good morning, everyone. As you are aware we issued a news release at approximately 8:00 this morning eastern standard time concerning Ashland's divestiture of our Ashland Paving and Construction subsidiary. We're pleased you could join us on this call. I do want to note that there are no slides associated with the call. Let me take a moment to introduce the people that are in the room today; Jim O'Brien, Chairman and Chief Executive Officer; Marvin Quin, Ashland Senior Vice President and Chief Financial Officer; Lamar Chambers, Vice President and Controller; and Dean Doza, our Director of Investor Relations.

Before we get started let me note that our remarks today will include forward-looking statements as that term is defined in relevant securities law. Such statements will be based on a number of assumptions that are described more fully in this morning's press release and our filings with the SEC including whether the transaction closes in our recommendation to the board about use of proceeds. There can be no assurance that the Board of Directors will accept management's recommendation. With that let me turn the call over to Marvin Quin.

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MARVIN QUIN  - Ashland, Inc. - CFO, SVP

Good morning. Today we announced the signing of a definitive agreement to sell the stock of Ashland Paving and Construction, a wholly-owned subsidiary to Oldcastle Materials Inc. which is a subsidiary of CRH, the Irish company. Closing is dependent upon satisfaction of standard and customary closing conditions such as reps and warranties. We expect to close before month end. The cash transaction is valued at $1.3 billion which should result in an after-tax gain of $100 million plus or minus 20%. Ashland management intends to recommend to its Board of Directors that substantially all the net after-tax proceeds be used to fund the existing share repurchase authorization, an additional share repurchase authorization and a special cash dividend.

The aggregate share repurchases under the existing authorization and if approved the additional share repurchase authorization would be limited to approximately 10 million shares for reasons I'll describe later. For those of you familiar with some of our past transactions you will recall that we are quite sensitive to maximizing after-tax value. Because of the manner in which the transaction was structured, income taxes should be quite modest. We expect after-tax proceeds of $1.25 billion. The structure requires the buyer to step into our existing low tax basis and APAC assets rather than obtaining a step up in basis equal to the purchase price. To generate the same after-tax proceeds from a net asset sale the gross sales price would have had to approach $1.6 billion. We believe this value, this after-tax value compares favorably not only with comparable transactions but also with public company valuations and our discount cash flow analysis.

You may be asking with APAC performing well and the safety highway bill providing funding growth, why sell APAC now? While Ashland has been in the highway construction and materials business for 40 years and APAC is performing well, it really does not fit our strategy to develop Ashland into a diversified chemical company. We are pleased with the turnaround APAC is enjoying but looking forward we see some headwinds, namely materials inflation and the impact this could have on its market.

For example, the price per ton of the hot mix asphalt has increased 36% year-to-date -- excuse me -- July versus the prior July, the safety bill reflects an aggregate growth of approximately 4% of funding over the next five-year period. Unless government budgets for road construction increase materially we expect a decline in demand. And larger organizations such as the combined Oldcastle APAC may be better equipped to deal with such challenges. Given our declared strategy versus the risk of running out the next cycle, management and the board feel it is in shareholder's best interest to exit the business and receive the attractive value.

As you may recall, our agreement with Internal Revenue Service provided favorable tax treatment of the MAP transaction which we consummated on June 30, 2005. At that time we represented to the IRS that Ashland had no intention of purchasing more than 20% of its shares. This 20% amounted to 15 million shares at the time. We have subsequently purchased more than 4 million shares thus given the representation of intent we made to the IRS 13 months ago, we are unlikely to purchase more than roughly 10 million additional shares. Any shares would be purchased on the open market as opposed to a tender.

The special dividend would be treated as a taxable dividend and no part would be considered a return to capital. We also expect such special dividend to be considered a qualified dividend that is subject to the maximum federal income tax rate of 15% for many individual shareholders. The tax treatment of the special dividend obviously depends on a shareholder's unique situation, so shareholders should of course consult their tax advisors.

Now let me take a few moments and comment on our year-end financials. As you may be aware, or should be aware that the 11 months year-to-date and two months for the fourth quarter results from APAC will be treated as discontinued operations on our income statements and prior periods will be restated to reflect this as well. The balance sheet and statement of cash flows will likewise reflect APAC as discontinued operations. In addition be mindful our future results will include some costs previously allocated to APAC while approximately one-third of the corporate costs associated with APAC will transfer to Oldcastle, we will temporarily b left with $20 to $25 million of stranded cost on an annualized basis which will be included in our selling and general administrative expenses in the income statement.

We've already begun to address these costs and expect to substantially reduce or better yet eliminate these costs over the course of the year. Now I would like to ask Jim O'Brien to share with you his outlook for Ashland and its future.

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JIM O'BRIEN - Ashland, Inc. - CEO

Thank you, Marvin. Today Ashland sharpens its focus on its future as a diversified chemical company. In arriving at our decision to sell APAC management and the board took a look at all the alternatives available to Ashland and considered what would deliver the best value for our shareholders. The sale of APAC was not about its performance, but about Ashland's strategic direction and completes a major step in our multiyear transformation into a global chemical company. This clear focus will enable investors to more accurately value Ashland's shares in line with its chemical company peers.

When the transaction is completed later this month, Ashland will consist of its four chemical businesses. Ashland Performance Materials, Ashland Distribution, Valvoline and Ashland Water Technologies. This is our future, and it's a very bright one. As we've stated before, we don't plan to make acquisitions just for the sake of growth or spending our cash. Our goal is to make acquisitions that will strengthen our core businesses, leverage our capabilities and achieve our financial objectives over time.

Given our current cash, current EBITDA and the EBITDA produced by acquisitions, we believe Ashland could undertake transactions exceeding $2 billion without increasing debt beyond two times EBITDA. Even after returning $1.3 billion to the shareholders through stock repurchases and a special dividend. Thus we believe that we continue to have ample financial capacity to transform the company. We will continue to exercise patience as we examine our opportunities and identify those potential acquisitions that enhance shareholder value.

Before I open the line for your questions I want to share with you my enthusiasm for Ashland's future. I'm sure it seems odd that in order to grow larger we have made ourselves smaller yet again, first MAP, now APAC. Yet this brings us to our vision of being a diversified, global chemical company with better growth characteristics and less volatile earnings. We continue to focus on growing as a diversified chemical company organically as well as through acquisitions. And our commitment to creating shareholder value has not changed. We will make the necessary changes in our organizational structure to reflect our size without APAC and be prepared to support growth. We've come a long way since this transformation began late 2002. I now open the line up for questions.


QUESTIONS AND ANSWERS

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OPERATOR

(OPERATOR INSTRUCTIONS) Mike Judd, Greenwich Consultants.

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MIKE JUDD - Greenwich Consultants - Analyst

Good morning, and congratulations on getting the deal done. When do you expect the dividend to go out to shareholders?

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JIM O'BRIEN - Ashland, Inc. - CEO

Marvin.

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MARVIN QUIN  - Ashland, Inc. - CFO, SVP

Obviously we haven't set the dividend date or anything of that nature, and obviously the board hasn't declared it, that is assuming they accept management's recommendation, we're thinking it is sometime in the fall. We have at this point in time a dividend scheduled for September 15, which is our normal dividend, and will be sometime after that.

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MIKE JUDD - Greenwich Consultants - Analyst

Okay, great, and just on the also on M&A, could you comment about how things are going in terms of looking for acquisitions, what is the environment like out there right now? Are there plenty of opportunities or is a relative dearth of opportunities at a reasonable price?

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MARVIN QUIN  - Ashland, Inc. - CFO, SVP

As you take a look at our objectives we've stated that the areas that we are most interested is in adhesive space, the composites and water. And we continue to make the necessary contacts and establish the necessary relationships so that when opportunities do come forward that we are considered one of the top people they want to talk with and perhaps do a transaction. So as we look at the opportunities, we've always said that we will not probably be the highest bidder in an auction. That has not been our strategy and continues to be so. We want to talk to people and try to find the opportunities that best fit our capabilities and where a company's and their division or an organization that wants to move in a different direction and we are considered one of the top choices. So we continue to do that, and to continue to work in that arena and not to say that anything is imminent or that the broader landscape has improved. Things are still somewhat limited, and the pricing is still somewhat high.

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OPERATOR

Michael Sison, KeyBanc.

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MICHAEL SISON - Keybanc Capital - Analyst

I would just be curious, I recognize that the outlook for APAC under its new company is probably likely different being separate being under you, but what did you think the earnings or sales growth or sort of -- what was underlying your assumption in '07, '08 in terms of the recovery of earnings that under the premise of your sale?

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JIM O'BRIEN - Ashland, Inc. - CEO

As we looked at the timing of why try to do a transaction with APAC now versus sometime in the future, we took into consideration its past performance and also where we thought it stood today and then the challenges that we were facing in the future. As Marvin kind of outlined, the headwinds of the business faces are still there. There are a lot of issues that the business will have to face going into the next construction season. I think this year we were fortunate that we had very good weather. The business was limited as far as its impact by weather this year versus past years, which I think helped its performance. Also we were able to sell some of the smaller divisions, which accrued about $20 million in profit that was reported this past year, so that was in the reported earnings. So as we looked at it, the most important point was is the strategy; our strategic intent has been that we wanted to get a company that was more focused, more honed to a certain industry and series of markets. And we have chosen the diversified chemical space for that participation, and we felt it was time to get the company focused there, and we believe that given all aspects of the APAC opportunity we maximized its value and its current position. And that we are very hopeful that as it combines with CRH it has a bright future. Because we have some great employees there, worked very hard and done a tremendous job I believe getting this company positioned.

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MICHAEL SISON - Keybanc Capital - Analyst

I think when you look at the improvement here in '06 versus '05 it has been exceptional for APAC. They have done a nice job internally. I guess at this point in order to get continued improvement in earnings you would need demand, would that be a fair statement?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

I guess what we are seeing is demand contraction. In July our weather was very good, yet production of hot mix asphalt declined 15% versus the prior year. Why? What has happened is the price of hot mix asphalt has gone up quite a bit. Our cost and our pricing has gone up 36% versus this time last year, and we are selling to people who have fixed dollar budgets. This might be counties and municipalities, states and even with all the excitement over the safety bill, that is only providing 4% growth in revenue and versus 36% increase in pricing. Obviously there is going to be a contraction of demand, and that is what we are experiencing and long-term I think this business is a strong business, APAC is a strong competitor. And our view is the next couple years are not going to be as attractive as '06.

I think as we think about a business that is very weather dependent I would suggest that looking at any one year is, can lead to wrong conclusions. Because much of the performance of the business is driven by how did the business perform, how is the weather in that year, and I think '05 is a perfect example. Operating income was $30 million. Clearly we've made some improvements in the business; for nine months we've had $95 million but the improvements are not 65 million; actually on an annualized basis be a lot larger increase. A lot of it is weather, so we tend to look over a multiyear period when we're trying to establish what kind of base earnings level the base cash flow of the business is.

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MICHAEL SISON - Keybanc Capital - Analyst

Great, thanks and one last question Jim, when you take a look at the remaining parts of your business, in total excluding the cash and the interest income, what do you see the growth potential for distribution, chemicals and Valvoline over a business period in terms of top line in sort of give us what the operating income growth could be?

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JIM O'BRIEN - Ashland, Inc. - CEO

As we sit and look at it, organic growth and of course accompanied by acquisitions is the basis of our strategy going forward. As we get into our October analysts call in New York I will spend a lot more time describing the strategy and giving you the metrics that you're looking for. And also the cost takeout that has to take place in these businesses and throughout the corporation because of the transference of APAC out of the Corporation. So I will give you a lot more transparency on that in October and we will spend more time in that area. That we can have some more Q&A and have some facts in front of you for that discussion.

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OPERATOR

Steven Schuman, Prudential.

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STEVEN SCHUMAN - Prudential - Analyst

Looking at your regular dividend its still pretty low compared to some of your peers out there. Is there any interest in increasing that?

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JIM O'BRIEN - Ashland, Inc. - CEO

As you look at our dividend at $1.10 a share, what we would try to do is look at how that compares with our ongoing net income. And as you look at it on that basis I think you will see that the payout is reasonable. We don't want to be paying out 60% of earnings, but we think it is a reasonable dividend and quite frankly we have no plans to change it.

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STEVEN SCHUMAN - Prudential - Analyst

Okay, looking at your comments about the $10 million share buyback, is that a cap because this tax efficiency? Can you increase that (multiple speakers) later on in '08 or '09?

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JIM O'BRIEN - Ashland, Inc. - CEO

It is 10 million shares.

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STEVEN SCHUMAN - Prudential - Analyst

Right, I am sorry -- 10 million shares -- excuse me.

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JIM O'BRIEN - Ashland, Inc. - CEO

Yes, if you go back to last June, June of '05 we made a representation to the IRS that we had no plans to purchase more than at that time 15 -- well 20% our stock which was 15 million shares. We've purchased a little over 4 million shares so we can purchase about 10, 10.5 million shares without running afoul of the representation we gave the IRS.

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STEVEN SCHUMAN - Prudential - Analyst

And then new monies from this deal would also fall under that similar?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

Yes. The representation to the IRS it really mattered not where the source of the funds were.

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STEVEN SCHUMAN - Prudential - Analyst

I see, and then the special dividend, do you have any estimate on the size of that?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

To some extent you can get a pretty good estimate on it just looking at the math. If we are purchasing (multiple speakers) million shares some of those would be before the dividend and some would be after the special dividend, and you can almost back into if we end up with proceeds of $1.250 billion or after adjustment $1.3 billion it kind of implies what the dividend would be and it would be quite substantial.

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STEVEN SCHUMAN - Prudential - Analyst

And then really quickly on the [stranded] cost, $20 to $25 million do you think you can get that out of the system within a year, 18 months?

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JIM O'BRIEN - Ashland, Inc. - CEO

What we are working on right now is a process by which we get that out within this next fiscal year.

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STEVEN SCHUMAN - Prudential - Analyst

Great. Thank you.

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OPERATOR

John Roberts, Buckingham.

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JOHN ROBERTS - Buckingham Research - Analyst

Is there any reason you would not do the max 10 million shares other than market conditions and ability to be able to buy it back?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

No, we would -- our intent would be to buy those shares back over time in the open market.

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JOHN ROBERTS - Buckingham Research - Analyst

So the dividend would just be the difference? If we make our own assumption about the average price and the repurchase the dividend would be the difference in the proceeds?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

Correct.

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JOHN ROBERTS - Buckingham Research - Analyst

Should we expect the pace of repurchase to be similar to what you've had over the past several months?

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JIM O'BRIEN - Ashland, Inc. - CEO

Probably not. As you know we haven't been purchasing any stock for quite a while because of the -- we had not had full disclosure on this transaction. I think the pace will be driven by two factors, one the price of our stock and two, the size of the number of shares we can repurchase; clearly the number of shares we're going to be repurchasing is substantially larger than we have in the past.

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JOHN ROBERTS - Buckingham Research - Analyst

So when you say driven by the price of your stock could it drag on for more than a year if your stock would have run-up, for example?

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JIM O'BRIEN - Ashland, Inc. - CEO

I don't want to speculate on timeframe. We would hope this would be achieved prior to that, but we're going to have to be responsive to our opportunities.

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JOHN ROBERTS - Buckingham Research - Analyst

And when do you expect to be free of the IRS restrictions on share buyback with special dividends?

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JIM O'BRIEN - Ashland, Inc. - CEO

That was a representation made to the IRS at that time we did the transaction in June of '05 and it doesn't have a termination date. Ultimately what will happen is we will close out the tax year with the IRS and it will no longer be relevant. It does not have any formal sunset.

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JOHN ROBERTS - Buckingham Research - Analyst

You have a schedule with your auditors today in terms of when you expect to make that final tax filing?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

Our auditor is really not involved in the tax filings. Of course we have made the tax filing for the period ending June 30th, and it will probably be a year, a year and a half, maybe even two years before that is completed.

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JOHN ROBERTS - Buckingham Research - Analyst

Thank you.

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JIM O'BRIEN - Ashland, Inc. - CEO

Post after a year.

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OPERATOR

Jeff Zekauskas, JPMorgan.

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UNIDENTIFIED SPEAKER

This is (indiscernible) in for Jeff. I have a couple of questions. The first is can you explain the tax basis in these assets that you sold and explain the difference between the 1.3 billion, the $1.6 billion?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

Certainly. If we had sold the business as net assets that we would have had a large tax liability. Our tax basis in stock of APAC is about $1.2 billion, at least the basis in the net assets is considerably less. And the way to think about it is over $400 million in goodwill that is basis in the stock but not in the net assets. There is also we have a lot of equipment and of course equipment is depreciated much more rapidly for tax purposes and book purposes. So for us to have had a sale of net assets equal to the value we received in this transaction we would have had to have a price of about $1.6 billion.

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UNIDENTIFIED SPEAKER

There is some commentary in the press release that the final price may be adjusted for working capital and other items. Is that meaningful in terms of magnitude and do you expect this to be adjusted upward or downward?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

Great question. I meant to cover that. We expect it to be an upward adjustment. We think the number is going to be in the $30 to $40 million range but we will have to get to closing and complete that accounting period and will do an audit before we finalize that. But at this time we are estimated $30 to $40 million positive (inaudible).

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UNIDENTIFIED SPEAKER

If you would have sold net assets and would have charged $1.6 billion, would your asset tax proceeds still have been the same?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

Yes.

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UNIDENTIFIED SPEAKER

And lastly, now that APAC is gone how do you think of the remaining businesses? Are there any other business in your patrol that you view as more cyclical or do you really believe you are left with a more specialty portfolio now?

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JIM O'BRIEN - Ashland, Inc. - CEO

As we look at the businesses the strategy is to continue to rebalance the portfolio, to get a diversified chemical base that is, that has more predictable, more consistent earnings. So as we continue to build the company that is the direction that we're going to take. As we improve reinvestment of the proceeds those are one of the primary criteria that we're using as far as reinvestment. So as I look at the portfolio today it is much stronger than it was two years ago, but we still have some work to do.

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OPERATOR

Laurence Alexander, Jefferies.

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LAURENCE ALEXANDER - Jefferies & Co - Analyst

I guess the first question just to close out a couple of details on the share buyback, what is your thinking in terms of possibilities of doing a tender offer perhaps say next year? Is there latitude within your IRS agreement to do a tender offer next year?

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UNIDENTIFIED COMPANY REPRESENTATIVE

No, no, it is not. Basically the representation that we gave which is a standard representation in these tax efficient transactions is that all purchases would be done on an open market basis. Therefore we cannot do a tender or Dutch auction or anything of that nature.

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LAURENCE ALEXANDER - Jefferies & Co - Analyst

And apart from the representation to the IRS with the new transaction there is no further constraints on your uses of cash?

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UNIDENTIFIED COMPANY REPRESENTATIVE

That is correct; the representations to Marathon are not relevant in this particular situation, and the representations to the IRS have been fully discussed in this call.

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LAURENCE ALEXANDER - Jefferies & Co - Analyst

Now is there, as you look at your ongoing businesses, is there room for you to significantly increase your R&D budget?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

There is certainly an option if we choose to but I see that more as an operational issue based upon the earnings capability and the opportunities that we have before us. So in my mind that is not influenced per se by the fact that we have additional cash as capital for reinvestment that would be something we would decide based upon the opportunities that we see inside the marketplace.

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LAURENCE ALEXANDER - Jefferies & Co - Analyst

To be clear operationally, are you comfortable with your level of R&D spending?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

At this point I am.

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LAURENCE ALEXANDER - Jefferies & Co - Analyst

Also is there an opportunity over the next twelve months or so to accelerate the pace of the SAP rollout?

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UNIDENTIFIED COMPANY REPRESENTATIVE

The SAP rollout is pretty much something that is in the training phase right now of our associates and employees. So that is on track and this year as we get into the execution of that, there's going to be heavily execution between October and February specifically this year. As far as going between here and Europe and then completing everything as far as the Americas and Europe by next September. So we should pretty much be through that and into the rest of the world by the end of next September.

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LAURENCE ALEXANDER - Jefferies & Co - Analyst

And finally on the M&A front in the past you've indicated that smaller transactions were more likely in the near-term, partially as a preference to test your acquisition processes. To the extent that larger plastics assets might become available would you be willing to reverse the order and go after larger assets first?

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UNIDENTIFIED COMPANY REPRESENTATIVE

We've completed a transaction on the Degussa where it is a fairly complex integration in that it has integration in Eastern Europe, China, U.S. So I think our team, the integration team we have on this is getting an excellent opportunity to understand what are the key components and the issues associated with an integration. And that has gone very, very well. I think our preplanning on that particular transaction, the execution of it, is going to deliver the economics and exceed the economics actually than what we've justified the acquisition. So I'm very pleased with that.

So as we look at future acquisitions I would say that ideally we would want to do larger ones than smaller ones because they take the same amount of energy and activity. But at the same time it all comes down to the value creation idea at the end of the day versus just the size. So we would consider I think businesses between 150 to 500 and also look at some larger ones but the risk associated with that also has to be considered. So all these components have to be evaluated, but given our future I would say that ultimately we'd want to do a larger transaction than just do a series of 50 to $100 million deals. Because it just consumes the organization over time; so we have to be sensitive to that and find the right opportunities for us that truly add value but that is going to be the key determined.

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OPERATOR

John McNulty, Credit Suisse.

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JOHN MCNULTY - CSFB - Analyst

Just two quick questions. On your original share repurchase plan of which I think there's about -- if I remember right -- about $209 million left on the repurchase plan, it was slated to be completed by year end. And then I guess it was delayed a bit just because of the divestiture plans here. Can we still expect that share repurchase plan to be completed by year end and possibly even see a little bit more than that?

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UNIDENTIFIED COMPANY REPRESENTATIVE

What we're doing, John, to go back the use of proceeds has been recommended to the board. So we are basically rolling that into this new program. And what we are saying is we expect to receive approaching $1.3 billion in after-tax proceeds, and all of that will go into stock repurchases and a special dividend. And the ultimate amount of dividends that we can buy without taking a risk of running afoul of the IRS is a little over 10 million shares. So we will have authorized as much as can be authorized without taking a tax risk which we don't want to do.

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JOHN MCNULTY - CSFB - Analyst

But the timing in your original plan is basically off at this point it sounds like.

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UNIDENTIFIED COMPANY REPRESENTATIVE

Yes. The timing of the original plan, the original $200 or $300 million that is but we're now in a much larger buyback which will probably necessitate a faster rate of buyback.

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JOHN MCNULTY - CSFB - Analyst

That's fair. And the second question with regard to M&A activity, would you say that you are -- your integration team right now is a bit on the stretch decide with Degussa or do you actually think you have capacity to make acquisitions say in the next call it quarter or two?

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UNIDENTIFIED COMPANY REPRESENTATIVE

I would say that the importance of the Degussa acquisition was to test the team and give them experience at a much lower risk to the Corporation. I think that learning has been rapid. And I think it has been very beneficial to the team to have this experience. So I would say that if we did additional deals in the near-term, there is capacity that I think more importantly we have a very efficient, effective organization that could execute and bring it home. That was really my biggest worry just capacity early on. So we built that capacity and not to say that we are going to have a period where you're going to see deal after deal; again it comes down to are there any good deals out there? Can we find the ones that are good for Ashland, for shareholders and create that value. So again that is the determinant of the pace. Not necessarily that we have capacity.

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JOHN MCNULTY - CSFB - Analyst

Great. Thanks a lot.

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OPERATOR

(OPERATOR INSTRUCTIONS). [Gabe Marshank] with CR Intrinsic Investors.

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GABE MARSHANK - CR Intrinsic Investors - Analyst

Two quick questions for you. First, how does the shareholder vote fit into the acquisition game plan?

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UNIDENTIFIED COMPANY REPRESENTATIVE

This is as far as acquisitions?

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GABE MARSHANK - CR Intrinsic Investors - Analyst

Yes.

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UNIDENTIFIED COMPANY REPRESENTATIVE

We have no acquisitions at this point in time that are far enough along or would be the size that would require a shareholder vote.

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GABE MARSHANK - CR Intrinsic Investors - Analyst

But the acquisitions that we're speaking about of the larger scale that you are now referring to, is that going to require a shareholder vote?

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UNIDENTIFIED COMPANY REPRESENTATIVE

Generally not. The Board of Directors has the authority to make acquisitions. We aren't represented by general counsel here, our securities council I would leave the question to them. But I don't think Jim is the type of transactions he was talking about are the nature that would require a shareholder vote.

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GABE MARSHANK - CR Intrinsic Investors - Analyst

Okay. Secondly, the premise you're operating under is that the asset mix has been the reason for the multiple discount to the company, which seems an impossible argument to prove or disprove. However, with the net cash you have on the balance sheet, it is clear that the remaining ASH businesses would have a more efficient capital structure or could have a more efficient capital structure. But from your $2 billion acquisition potential comments it seems you're not really considering dividending out that cash or levering up and doing a dividend further from the -- further than the proceeds from APAC.

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UNIDENTIFIED COMPANY REPRESENTATIVE

The basic strategy has been to locate and grow the Company and create value for our shareholders. And in lieu of having good opportunities we have returned capital to the shareholder to maintain certain capacity for the organization for its growth. That premise has not changed. So as we did the APAC transaction it was clear that the $2 billion worth of capacity we have sufficient capacity in our minds to do the transformation that we believe is before us as far as the Corporation. So given that premise, we're taking those proceeds, return it to our shareholders to create shareholder value. That's not to say that in the future if we cannot find adequate type opportunities that we won't return more capital to shareholders. But today we're reserving that capital for growth and we believe that given the environment that we are in, that the environment will soften in the future as far as values and that we will have the opportunity to do very high performing type transactions. That is our premise going in and that is the types of work that we're doing to identify those kind of opportunities. But that's not to say that over time we can't -- that more capital cannot be returned to the shareholder, but that is not the decision we're making today.

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GABE MARSHANK - CR Intrinsic Investors - Analyst

And then just a clarification if I could. Is there some sense of a timeframe upon which you would operate to determine at which point it would be appropriate to potentially return more capital?

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UNIDENTIFIED COMPANY REPRESENTATIVE

I think it is more than just timeframe, it is how the Company's performing; it is opportunities, the assessment the board has with those opportunities and alternative uses for cash. And over time we will definitely make decisions in favor of those that bring the highest possible return to our shareholders over time.

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UNIDENTIFIED COMPANY REPRESENTATIVE

Let me also add that we would not do any distribution that we would think would risk the IRS viewing us as having violated the agreement that we've entered into.

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OPERATOR

Dennis Delafield, Delafield Asset Management.

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DENNIS DELAFIELD - Delafield Asset Mgmt - Analyst

You may have already addressed this and I may have missed it, but of the special dividend, if, as and when it takes place in whatever amount that is, will that be a taxable dividend?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

It would be treated as any other dividend. It would be taxable.

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DENNIS DELAFIELD - Delafield Asset Mgmt - Analyst

It wouldn't be return of capital or something along those lines?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

It would not be return of capital but it should be treated at the favorable 15% maximum rate.

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DENNIS DELAFIELD - Delafield Asset Mgmt - Analyst

I understand. I just want to see if there was any possibility of return of capital. Thank you.

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DARAGH PORTER  - Ashland, Inc. - VP, Finance, Treasurer

And let's take one more question.

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OPERATOR

Jeff Zekauskas, JPMorgan.

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UNIDENTIFIED SPEAKER

Yes, this is (indiscernible) again for Jeff. Before you had mentioned that you are interested in making acquisitions in the area of adhesives, water technologies and composites, and when we look at the players in the industry it seems that players in adhesives and water technologies also have -- these are like similar goals to the players in the industry. Meaning everybody seems to be willing to acquire to build out these assets. So in the event you can't make an acquisition would you be willing to sell your own assets? And would that make sense?

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MARVIN QUIN - Ashland, Inc. - CFO, SVP

All I can say is that hopefully the management of Ashland has demonstrated that they will make decisions for the best interests of their shareholders. And in lieu of whatever the marketplace will offer we will make the best decisions at the time and do the appropriate action that is in favor of our shareholders.

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DARAGH PORTER  - Ashland, Inc. - VP, Finance, Treasurer

Thank you very much for joining us today. Goodbye.

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OPERATOR

Thank you for your participation in today's conference. This concludes the presentation. You may now disconnect. Good day.